Exhibit 10.2
                                                               ------------







Statement re:  Meredith Corporation Restricted Stock
               Agreements with its named executive officers





Meredith Corporation has certain restricted stock agreements with certain of its named executive officers. Such agreements are not filed herewith pursuant to Instruction 2. to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of stock options covered under the awards, to the agreement filed as
Exhibit 10.1 in this Form 10-K for the period ended June 30, 1998. The named executive officers and the number of shares awarded in their respective agreements not filed with the Commission are as follows:


             Named Executive
                 Officer                  Number Shares
          ---------------------           -------------


          Leo R. Armatis                        720
















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